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                                                                   EXHIBIT 10.26

                     SECOND AMENDED AND RESTATED TERM NOTE B

U.S. $8,595,840.63                                        Dated:  June 30, 2003

         FOR VALUE RECEIVED, the undersigned, PSYCHIATRIC SOLUTIONS, INC., a Delaware corporation, PSYCHIATRIC SOLUTIONS OF ALABAMA, INC., a Tennessee corporation, PSYCHIATRIC SOLUTIONS OF FLORIDA, INC., a Tennessee corporation, PSYCHIATRIC SOLUTIONS OF TENNESSEE, INC., a Tennessee corporation, SOLUTIONS CENTER OF LITTLE ROCK, INC., a Tennessee corporation, PSYCHIATRIC SOLUTIONS OF NORTH CAROLINA, INC., a Tennessee corporation, PSI COMMUNITY MENTAL HEALTH AGENCY MANAGEMENT, INC., a Tennessee corporation, PSI-EAP, INC., a Delaware corporation, SUNSTONE BEHAVIORAL HEALTH, INC., a Tennessee corporation, THE COUNSELING CENTER OF MIDDLE TENNESSEE, INC., a Tennessee corporation, PSI HOSPITALS, INC., a Delaware corporation, PSI TEXAS HOSPITALS, LLC, a Texas limited liability company, PSYCHIATRIC PRACTICE MANAGEMENT OF ARKANSAS, INC., a Tennessee corporation, TEXAS CYPRESS CREEK HOSPITAL, L.P., a Texas limited partnership, TEXAS WEST OAKS HOSPITAL, L.P., a Texas limited partnership, NEURO INSTITUTE OF AUSTIN, L.P., a Texas limited partnership, AERIES HEALTHCARE CORPORATION, a Delaware corporation, AERIES HEALTHCARE OF ILLINOIS, INC., an Illinois corporation, INFOSCRIBER CORPORATION, a Delaware corporation, COLLABORATIVE CARE CORPORATION, a Tennessee corporation, PSYCHIATRIC SOLUTIONS HOSPITALS, INC., a Delaware corporation, PSYCHIATRIC MANAGEMENT RESOURCES, INC., a California corporation, PSI CEDAR SPRINGS HOSPITAL, INC., a Delaware corporation, PSYCHIATRIC SOLUTIONS OF OKLAHOMA, INC., a Delaware corporation, TEXAS LAUREL RIDGE HOSPITAL, L.P., a Texas limited partnership, TEXAS OAKS PSYCHIATRIC HOSPITAL, L.P., a Texas limited partnership, TEXAS SAN MARCOS TREATMENT CENTER, L.P., a Texas limited partnership, THERAPEUTIC SCHOOL SERVICES, LLC, an Oklahoma limited liability company, PSYCHIATRIC SOLUTIONS OF CORAL GABLES, INC., a Delaware corporation, BOUNTIFUL PSYCHIATRIC HOSPITAL, INC., a Utah corporation, EAST CAROLINA PSYCHIATRIC SERVICES CORPORATION, a North Carolina corporation, GREAT PLAINS HOSPITAL, INC., a Missouri corporation, GULF COAST TREATMENT CENTER, INC., a Florida corporation, HAVENWYCK HOSPITAL INC., a Michigan corporation, H.C. CORPORATION, an Alabama corporation, H.C. PARTNERSHIP, an Alabama general partnership, HSA HILL CREST CORPORATION, an Alabama corporation, HSA OF OKLAHOMA, INC., an Oklahoma corporation, MICHIGAN PSYCHIATRIC SERVICES, INC., a Michigan corporation, RAMSAY MANAGED CARE, INC., a Delaware corporation, RAMSAY TREATMENT SERVICES, INC., a Delaware corporation, RAMSAY YOUTH SERVICES OF ALABAMA, INC., a Delaware corporation, RAMSAY YOUTH SERVICES OF FLORIDA, INC., a Delaware corporation, RAMSAY YOUTH SERVICES OF GEORGIA, INC., a Delaware corporation, RAMSAY YOUTH SERVICES OF SOUTH CAROLINA, INC., a Delaware corporation, RHCI SAN ANTONIO, INC., a Delaware corporation, TRANSITIONAL CARE VENTURES, INC., a Delaware corporation, and TRANSITIONAL CARE VENTURES (TEXAS), INC., a Delaware corporation (individually and collectively, "Borrower"), hereby JOINTLY AND SEVERALLY promise to pay to


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CAPITALSOURCE FINANCE LLC ("Lender") the unpaid principal amount at any time outstanding, which shall not exceed EIGHT MILLION FIVE HUNDRED NINTY-FIVE THOUSAND EIGHT HUNDRED FORTY AND 63/100 DOLLARS ($8,595,840.63) (the "Term Loan"), with interest thereon and all other Obligations under the Second Amended and Restated Revolving Credit and Term Loan Agreement, dated as of the date hereof, among Borrower, Agent and Lenders (as those terms are defined therein) (as heretofore and may hereafter be amended, supplemented or otherwise modified from time to time, the "Loan Agreement"), on the Term Loan Maturity Date or otherwise at the times and in the manner set forth in the Loan Agreement. Capitalized terms used but not defined herein shall have the meanings given them in the Loan Agreement.

         1. INTEREST PAYMENTS. (a) Borrower promises to pay interest on the outstanding principal amount of the Term Loan from the date of funding of the Term Loan until such principal amount is irrevocably paid in full in cash pursuant to and as required by the Loan Agreement. Interest on the outstanding principal amount of the Term Loan shall be due and payable at the rates and times as set forth in the Loan Agreement.

                  (b) Advances under the Revolving Facility shall be made automatically for the payment of interest on the Term Loan and other Obligations on the date when due to the extent available and as provided for in the Loan Agreement. Any payments of principal or interest or other amounts on or payments under this Second Amended and Restated Term Note B (this "Term Note") not paid automatically through Advances under the Revolving Facility as provided in the Loan Agreement shall be paid to Lender only by wire transfer on the date when due, without offset or counterclaim, in dollars in immediately available funds as required in the Loan Agreement. Notwithstanding and without limiting or being limited by any other provision of this Term Note, any payments or prepayments received upon termination or otherwise under this Term Note shall be credited and applied in such manner and order as Lender shall decide in its sole discretion.

         2. PRINCIPAL PAYMENT AND MATURITY. Unless earlier due and payable or accelerated under the Loan Agreement, this Term Note shall mature, and the outstanding principal balance hereunder and other Obligations relating to the Term Loan, shall become due and payable in full on the Term Loan Maturity Date. Borrower shall make payments on the principal outstanding hereunder as required pursuant to the Loan Agreement. Such payments are to be applied to the Term Loan and Obligations in such manner and order as provided in the Loan Agreement.

         3. LATE FEE; DEFAULT RATE. Notwithstanding any other provision of this Term Note the default rate set forth in the Loan Agreement shall apply to this Term Note.

         4. LOAN AGREEMENT AND SECURITY AGREEMENT. (a) This Term Note is referred to in, made pursuant to, and entitled to the benefits of, the Loan Agreement. The Loan Agreement, among other things, (i) provides for the making of the Term Loan by Lender to Borrower in the dollar amount first mentioned above, (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events upon the terms and conditions therein specified, and (iii) contains provisions defining an Event of Default and the rights and remedies of Lender upon the occurrence of an Event of Default.


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                  (b)      This Term Note is a secured note, entitled to the
benefits of and security interests granted in, among other things, that certain Second Amended and Restated Security Agreement dated as of even date herewith, between Borrower and Agent, and the other Security Documents (as such Security Agreement and other Security Documents have been heretofore and may hereafter be amended, supplemented or otherwise modified from time to time).

         5. PREPAYMENTS. This Term Note may be prepaid in whole or in part upon notice to Lender and shall be prepaid in whole, in each case as provided or required in the Loan Agreement and upon payment of all fees and other Obligations set forth therein. No payment or prepayment of any amount shall entitle any Person to be subrogated to the rights of Lender hereunder or under the Loan Agreement unless and until the Obligations have been performed in full and paid irrevocably in full in cash and the Loan Agreement has been terminated.

         6. PAYMENTS DUE ON A DAY OTHER THAN A BUSINESS DAY. If any payment to be made on or under this Term Note is stated to be due or becomes due and payable on a day other than a Business Day, the due date thereof shall be extended to, and such payment shall be made on, the next succeeding Business Day, and such extension of time in such case shall be included in the computation of payment of any interest (at the interest rate then in effect during such extension) and/or fees, as the case may be.

         7. WAIVERS. Borrower hereby waives set-off, counterclaim, demand, presentment, protest, notice of dishonor or non-payment, as well as all defenses with respect to this Term Note, the Loan Agreement and/or any Obligation, notice of acceptance hereof, notice of loans or Advances made, credit extended, collateral received or delivered, or any other action taken in reliance hereon, and all other demands and notices of any description, except such as are expressly provided for herein. The pleading of any statute of limitations as a defense to any demand against Borrower hereunder is expressly waived by Borrower. No cause of action or dealing, renewal or extension of this Term Note or any Loan Document or any rights hereunder or thereunder, release of Borrower or any Guarantor, or delay, failure or omission on Lender's part in enforcing this Term Note or any other Loan Document or in exercising or enforcing any right, remedy, option or power hereunder or under any other Loan Document shall affect the liability of Borrower or any Guarantor or operate as a waiver of such or any other right, remedy, power or option or of any default, nor shall any single or partial exercise of any right, remedy, option or power hereunder or under any other Loan Document affect the liability of Borrower or any Guarantor or preclude any other or further exercise of such or any other right, remedy, power or option. No waiver of any one or more defaults in the performance of any of the provisions of this Term Note shall operate or be construed as a waiver of any future default or defaults, whether of a like or different nature.

         8. EXERCISE OF RIGHTS. (a) Lender shall have the right in its sole discretion to determine which rights, powers, Liens, security interests or remedies Lender may at any time pursue, relinquish, subordinate or modify or to take any other action with respect thereto, and such determination will not in any way modify or affect any of Lender's rights, powers, Liens, security interests or remedies hereunder or under any of the Loan Documents, under applicable law or at equity.


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                  (b)      The enumeration of the foregoing rights and remedies
is not intended to be exhaustive. The rights and remedies of Lender described herein are cumulative and are not alternative to or exclusive of any other rights or remedies which Lender otherwise may have by contract or at law or in equity, and the partial or complete exercise of any right or remedy shall not preclude any other further exercise of such or any other right or remedy.

         9. LAWFUL LIMITS. This Term Note is expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration or otherwise, shall the interest and other charges paid or agreed to be paid to Lender for the use, forbearance or detention of money hereunder exceed the maximum rate permissible under applicable law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. If, due to any circumstance whatsoever, fulfillment of any provision hereof, at the time performance of such provision shall be due, shall exceed any such limit, then the obligation to be so fulfilled shall be reduced to such lawful limit, and, if Lender shall have received interest or any other charges of any kind which might be deemed to be interest under applicable law in excess of the maximum lawful rate, then such excess shall be applied first to any unpaid fees and charges hereunder, then to unpaid principal balance owed by Borrower hereunder, and if the then remaining excess interest is greater than the previously unpaid principal balance hereunder, Lender shall promptly refund such excess amount to Borrower and the provisions hereof shall be deemed amended to provide for such permissible rate. The terms and provisions of this Section 9 shall control to the extent any other provision of this Term Note or any Loan Document is inconsistent herewith.

         10. GOVERNING LAW. This Term Note shall be governed by and construed in accordance with the internal laws of the State of Maryland without giving effect to its choice of laws provisions.

         11. AMENDMENT, RESTATEMENT, RENEWAL AND EXTENSION. THIS TERM NOTE IS GIVEN IN AMENDMENT, RESTATEMENT, RENEWAL AND EXTENSION (BUT NOT IN NOVATION) OF (i) THAT CERTAIN AMENDED AND RESTATED TERM NOTE B, DATED AS OF APRIL 1, 2003, BY BORROWER IN FAVOR OF LENDER, IN THE ORIGINAL PRINCIPAL AMOUNT OF $1,500,000.00 (AS HERETOFORE AMENDED AND OTHERWISE MODIFIED FROM TIME TO TIME, THE "FIRST AMENDED TERM NOTE B"), WHICH WAS GIVEN IN AMENDMENT, RESTATEMENT, RENEWAL AND EXTENSION (BUT NOT IN NOVATION) OF THAT CERTAIN AMENDED AND RESTATED TERM NOTE B, DATED AS OF OCTOBER 31, 2001, BY BORROWER IN FAVOR OF HEALTHCARE BUSINESS CREDIT CORPORATION, IN THE ORIGINAL PRINCIPAL AMOUNT OF $1,500,000.00 (AS HERETOFORE AMENDED AND OTHERWISE MODIFIED FROM TIME TO TIME, THE "ORIGINAL TERM NOTE B"), (ii) THAT CERTAIN AMENDED AND RESTATED TERM NOTE E, DATED AS OF APRIL 1, 2003, BY BORROWER IN FAVOR OF LENDER, IN THE ORIGINAL PRINCIPAL AMOUNT OF $4,500,000.00 (AS HERETOFORE AMENDED AND OTHERWISE MODIFIED FROM TIME TO TIME, THE "FIRST AMENDED TERM NOTE E"), WHICH WAS GIVEN IN AMENDMENT, RESTATEMENT, RENEWAL, AND EXTENSION (BUT NOT IN NOVATION) OF THAT CERTAIN TERM NOTE E, DATED AS OF JUNE 28, 2002, BY BORROWER IN FAVOR OF LENDER, IN THE ORIGINAL PRINCIPAL AMOUNT OF $7,950,000.00 (AS HERETOFORE AMENDED AND OTHERWISE MODIFIED FROM TIME TO TIME,


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THE "ORIGINAL TERM NOTE E"), AND (iii) THAT CERTAIN TERM NOTE D-2, DATED AS OF
APRIL 1, 2003, BY BORROWER IN THE FAVOR OF LENDER, IN THE ORIGINAL PRINCIPAL AMOUNT OF $2,979,351.02 (AS HERETOFORE AMENDED AND OTHERWISE MODIFIED FROM TIME TO TIME, THE "FIRST AMENDED TERM NOTE D-2") WHICH TOGETHER WITH THAT CERTAIN AMENDED AND RESTATED TERM NOTE D-1, DATED AS OF APRIL 1, 2003, BY BORROWER IN FAVOR OF LENDER IN THE ORIGINAL PRINCIPAL AMOUNT OF $1,495,312.61, WAS GIVEN IN AMENDMENT, RESTATEMENT, RENEWAL AND EXTENSION (BUT NOT IN NOVATION) OF THAT CERTAIN TERM NOTE D, DATED AS OF NOVEMBER 30, 2001, BY BORROWER IN FAVOR OF LENDER, IN THE ORIGINAL PRINCIPAL AMOUNT OF $4,531,305.00 (AS HERETOFORE AMENDED AND OTHERWISE MODIFIED FROM TIME TO TIME, THE "ORIGINAL TERM NOTE D"). THE ORIGINAL TERM NOTE B, TOGETHER WITH THE ORIGINAL TERM NOTE E AND THE ORIGINAL TERM NOTE D ARE HEREIN COLLECTIVELY, THE "ORIGINAL TERM NOTES". THE FIRST AMENDED TERM NOTE B, TOGETHER WITH THE FIRST AMENDED TERM NOTE E AND FIRST AMENDED TERM NOTE D-2 ARE HEREIN COLLECTIVELY, THE "FIRST AMENDED TERM NOTES". BORROWER HEREBY AGREES THAT, WITH RESPECT TO MATTERS RELATING TO THE PERIOD PRIOR TO THE DATE HEREOF, ALL PROVISIONS OF THE FIRST AMENDED TERM NOTES AND THE ORIGINAL TERM NOTES ARE HEREBY RATIFIED AND CONFIRMED AND SHALL REMAIN IN FULL FORCE AND EFFECT.


         [REMAINDER OF PAGE INTENTIONALLY BLANK; SIGNATURE PAGES FOLLOW]


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Executed as of the date first written above.

PSYCHIATRIC SOLUTIONS, INC.
AERIES HEALTHCARE CORPORATION
AERIES HEALTHCARE OF ILLINOIS, INC.
BOUNTIFUL PSYCHIATRIC HOSPITAL, INC.
COLLABORATIVE CARE CORPORATION
EAST CAROLINA PSYCHIATRIC SERVICES CORPORATION
GREAT PLAINS HOSPITAL, INC.
GULF COAST TREATMENT CENTER, INC.
HAVENWYCK HOSPITAL INC.
H.C. CORPORATION
HSA HILL CREST CORPORATION
HSA OF OKLAHOMA, INC.
INFOSCRIBER CORPORATION
MICHIGAN PSYCHIATRIC SERVICES, INC.
PSI CEDAR SPRINGS HOSPITAL, INC.
PSI COMMUNITY MENTAL HEALTH AGENCY MANAGEMENT, INC.
PSI-EAP, INC.
PSI HOSPITALS, INC.
PSI TEXAS HOSPITALS, LLC
PSYCHIATRIC MANAGEMENT RESOURCES, INC.
PSYCHIATRIC PRACTICE MANAGEMENT OF ARKANSAS, INC.
PSYCHIATRIC SOLUTIONS HOSPITALS, INC.
PSYCHIATRIC SOLUTIONS OF ALABAMA, INC.
PSYCHIATRIC SOLUTIONS OF CORAL GABLES, INC.
PSYCHIATRIC SOLUTIONS OF FLORIDA, INC.
PSYCHIATRIC SOLUTIONS OF NORTH CAROLINA, INC.
PSYCHIATRIC SOLUTIONS OF OKLAHOMA, INC.
PSYCHIATRIC SOLUTIONS OF TENNESSEE, INC.
RAMSAY MANAGED CARE, INC.
RAMSAY TREATMENT SERVICES, INC.
RAMSAY YOUTH SERVICES OF ALABAMA, INC.
RAMSAY YOUTH SERVICES OF FLORIDA, INC.
RAMSAY YOUTH SERVICES OF GEORGIA, INC.
RAMSAY YOUTH SERVICES OF SOUTH CAROLINA, INC.
RHCI SAN ANTONIO, INC.
SOLUTIONS CENTER OF LITTLE ROCK, INC.
SUNSTONE BEHAVIORAL HEALTH, INC.
THE COUNSELING CENTER OF MIDDLE TENNESSEE, INC.
THERAPEUTIC SCHOOL SERVICES, LLC
TRANSITIONAL CARE VENTURES (TEXAS), INC.
TRANSITIONAL CARE VENTURES, INC.

By: /s/ Steven T. Davidson
   ------------------------------------
   Steven T. Davidson
   Vice President


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H.C. PARTNERSHIP


By: H.C. Corporation, its general partner
    HSA Hill Crest Corporation, its general partner


    By: /s/ Steven T. Davidson
       --------------------------------
       Steven T. Davidson
       Vice President


NEURO INSTITUTE OF AUSTIN, L.P.
TEXAS CYPRESS CREEK HOSPITAL, L.P.
TEXAS LAUREL RIDGE HOSPITAL, L.P.
TEXAS OAKS PSYCHIATRIC HOSPITAL, L.P.
TEXAS SAN MARCOS TREATMENT CENTER, L.P.
TEXAS WEST OAKS HOSPITAL, L.P.


By: PSI Texas Hospitals, LLC, its general partner

    By: /s/ Steven T. Davidson
       --------------------------------
       Steven T. Davidson
       Vice President


                  113 Seaboard Lane, Suite C-100
                  Franklin, Tennessee  37067
                  Attention:  President and Chief Executive Officer
                  Telephone:  (615) 312-5700
                  FAX:  (615) 312-5711